Certain identified information has been marked in the exhibit because it is both (i) not material and (ii) would likely cause competitive harm to the Company, if publicly disclosed. Double asterisks denote omissions.

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT				1. CONTRACT ID CODE	PAGE OF PAGES 1 3
2. AMENDMENT/MODIFICATION NO. P0004		3. EFFECTIVE DATE See Block 16C	4. REQUISITION/PURCHASE REQ. NO.	5. PROJECT NO. (If applicable)
6. ISSUED BY	CODE	ASPR-BARDA	7. ADMINISTERED BY (If other than Item 6)	CODE	ASPR-BARDA
ASPR-BARDA 200 Independence Ave., S.W. Room 640-G Washington DC 20201			ASPR-BARDA 200 Independence Ave., S.W. Room 638-G Washington DC 20201
8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code)
EMERGENT PRODUCT DEVELOPMENT GAITHERSBURG INC.
EMERGENT PRODUCT DEVLOPMENT GAITHE
300 PROFESSIONAL DR # 100
GAITHERSBURG MD 208793419
			X X	9A. AMENDMENT OF SOLICITATION NO. 9B. DATED (See Item 11) 10A. MODIFICATION OF CONTRACT/ORDER NO. HHSO100201600030C 10B. DATED (See Item 13)
CODE 1365869		FACILITY CODE		09/30/2016
11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
      The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers is extended, is not extended.
Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:
(a) By completing Items 8 and 15, and returning          copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEGMENT
TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT
IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. ACCOUNTING AND APPROPRIATION DATA (If required) See Schedule
13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS, IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
CHECK ONE			A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.

B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).

C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
X			D. OTHER (Specify type of modification and authority) FAR 52.243-2 – Changes - Cost Reimbursement
E. IMPORTANT: Contractor is not, x is required to sign this document and return 2 copies to the issuing office.
14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)
Tax ID Number: [**]
DUNS Number: [**]
The purpose of this modification is to modify ARTICLES B.5. ADVANCE UNDERSTANDINGS and G.3. KEY PERSONNEL.

Funds Obligated Prior to this Modification: $464,692,203
Funds Obligated with Mod #4: $0
Total Funds Obligated to Date: $464,692,203

Expiration Date: September 29, 2021 (unchanged)
Period of Performance: 09/30/2016 to 09/29/2021

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.
15A. NAME AND TITLE OF SIGNER (Type or print) Abigail Jenkins SVP Business Unit Head, Vaccines			16A. NAME OF CONTRACTING OFFICER CHRISTOPHER SCOTT
15B. CONTRACTOR/OFFEROR /s/ Abigail Jenkins (Signature of person authorized to sign)		15C. DATE SIGNED Mar 2, 2020	16B. UNITED STATES OF AMERICA BY /s/ Christopher Scott (Signature of Contracting Officer)	16C. DATE SIGNED 3/3/20
NSN 7540-01-152-8070        STANDARD FORM 30 (REV. 10-83)
Previous Edition Unusable        Prescribed by GSA
FAR (48 CFR) 53.243

ARTICLE B.5. ADVANCE UNDERSTANDINGS is hereby modified as follows:
m. Shipment to the Strategic National Stockpile and Storage
Emergent shall develop a delivery schedule that is in agreement with BARDA. Delivery estimates are dependent on product release. Shipping will be FOB destination.
At least [**] before each scheduled shipment by the Contractor, the Contractor shall provide the following to the Contracting Officer and COR:

i.	Packing Slip

ii.	Certificate(s) of Analysis

iii.	Confirm the number of pallets, vials and doses to be loaded

iv.	Diagram of product shipment pallet (how many vials per box, per pallet)
The Contractor will assume responsibility for the cost of shipping and transport of finished product to the SNS for long-term storage once usable product requirements have been met. The USG will assume responsibility for long-term storage of the finished product, and emergency distribution of the finished product. The USG shall incur only the storage costs while the product is held within the USG’s control. The product shall be stored in compliance with cGMP at the Contractor’s facility until the delivery of finished product to the SNS.
The Contractor shall ensure that vaccine delivery follows cGMPs to maintain the integrity of the product en route. The Contractor shall file the necessary documentation to the FDA/CBER for the safe movement of the product to include any protocol deviations en route.
The Contractor shall be responsible for the secure and segregated storage of held intermediates and the FDP prior to lot release and subsequent arrival at the SNS. The Contractor will agree upon a delivery schedule. [**] advance notice is required prior to shipment to the SNS. However, while the product is in long-term storage with the USG (i.e., in the SNS), the Contractor shall continue to be responsible for all quality control/quality assurance monitoring and subsequent reporting necessary to insure appropriate storage conditions of the product until said product is licensed.
The Contractor, via this contract with the USG, will be expected to comply with a written Quality Agreement (attached) as to the manner in which the product will be stored within the specific USG stockpile facility (ies) that have been identified post contract award. In addition, this Quality Agreement will outline the responsibilities of both the Contractor and the USG (i.e., SNS- Quality Control). These documents shall be drafted and signed by both parties prior to the transport and storage of the product.
BARDA will not accept considerations for stability failures/reduced shelf-life. Any lots deemed non-conforming will be placed in quarantine and must be replaced by Emergent. If there is an indication of trending stability issues then an investigation will need to be opened and deliveries suspended until resolved. Notwithstanding anything to the contrary herein, until the Contractor receives concurrence by the FDA, the USG may accept any lots produced following Contractor’s implementation of new spore dose challenge levels in [**] as part of potency release testing. Should the FDA not concur that the new spore dose challenge levels are acceptable to release and use of the material under either Emergency Use Authorization or licensure, Contractor will be responsible for replacing any such lots with new lots, acceptable to the FDA, at no cost to the USG.
ARTICLE G.3. KEY PERSONNEL is hereby modified as follows:
The key personnel specified in this contract are considered to be essential to work performance. At least [**] prior to diverting any of the specified individuals to other programs or contracts (or as soon as possible, if an individual must be replaced, for example, as a result of leaving the employ of the Contractor), the Contractor shall notify the Contracting Officer and shall submit comprehensive justification for the diversion or replacement request (including proposed substitutions for key personnel) to permit evaluation by the Government of the impact on performance under this contract. The Contractor shall not divert or otherwise replace any key personnel without the written consent of the Contracting Officer. The Government may modify the contract to add or delete key personnel at the request of the Contractor or Government.
The following individuals are considered to be essential to the work being performed hereunder:

Name	Position
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
*Bold indicated changes in this modification
All other terms and conditions of this contract remain unchanged.
End of Modification #4